UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2012

A.P. PHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33221	94-2875566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
123 Saginaw Drive Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 366-2626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 10, 2012, A.P. Pharma, Inc. (the “Company”) announced the appointment of Thomas Pitler, Ph.D. as Vice President of Business Development.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press Release issued on September 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. PHARMA, INC.

Date: September 10, 2012	By:	/s/ John B. Whelan
John B. Whelan
President and Chief Executive Officer